Third Quarter 2009 Results October 22, 2009 Exhibit 99.2

October 22, 2009
Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous
factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:
general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting consumer income and confidence, spending and repayments; changes in the credit environment, including an increase or decrease in credit losses or changes in the interest rate environment; financial, legal, regulatory, tax or accounting changes or actions, including actions with respect to litigation matters involving Capital One; increases or decreases in our aggregate accounts or consumer loan balances or the growth rate or composition thereof; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services  industry and/or Capital One with respect to practices, products or financial condition; the risk that synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; Capital One’s ability to access the capital markets at attractive rates and terms to fund its operations and future growth; losses associated with new or changed products or services; competition from providers of products and services that compete with Capital
One’s businesses; Capital One’s ability to execute on its strategic and operational plans; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to effectively control costs; the success of Capital One’s marketing efforts in attracting and retaining customers; Capital One’s ability to recruit and retain experienced management personnel; changes in the labor and employment market; and other factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its Quarterly
Reports
on Form 10-Q for the
quarters
ended March 31, 2009 and June 30, 2009. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial
Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital
One’s most recent Form 10-K concerning annual financial results, available on Capital One’s website at www.capitalone.com under “Investors”.

October 22, 2009
Q309 Earnings rose as revenue growth more than offset an increase in provision expense
1
Includes TARP dividend and accounting impact of June redemption of TARP preferred shares;
excluding those impacts operating earnings  in Q209 would have been $0.55 and Total
Company earnings  would have been $0.53
Revenue excl. Retained Interest & Suppression
Retained Interests Valuation Changes
Revenue Suppression
Revenue
Marketing Expense
Operating Expense
Restructuring Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Operating Earnings (after tax)
Discontinued Operations, net of tax
Total Company (after tax)
Tax Expense
43
4,835
(115)
(572)
4,148
134
1,744
1,922
2,226
2,087
(17)
(166)
1,904
224
230
(6)
($0.64) EPS
($0.65) EPS
1
322
92
26
5,110
37
(517)
4,630
104
1,672
1,802
2,827
2,155
14
31
2,200
426
469
(44)
$1.03 EPS
$0.94 EPS
627
158
15
4,735
(74)
(446)
4,215
267
1,528
1,810
2,405
1,583
13
209
1,805
374
386
(12)
$1.03 EPS
$1.00 EPS
600
214
Pretax Income
$MM
1
Q309 Q209 Q308

October 22, 2009
Allowance coverage ratios remain elevated
Allowance as % of
Reported 30+ Delinquencies
10.0%
9.5%
1.4%
2.3%
3.4%
3.6%
0%
2%
4%
6%
8%
10%
12%
Q308 Q408 Q109 Q209 Q309
208%
198%
54%
41%
150%
145%
0%
40%
80%
120%
160%
200%
240%
Q308 Q408 Q109 Q209 Q309
Allowance as % of
Reported Loans
Total Company¹: 3.59%              4.48%
4.84%               4.84% 5.08%
Consumer
Card
Commercial
Dom. Card
Int’l Card
Auto
1
excluding CCB Loans
Allowance
Change
Q2 '09 Q3 '09 Build(Release)
Credit Card
   Domestic 2,431 $             2,343 $             (89) $
   International 211 222 11
Total Credit Card 2,642 $             2,565 $             (78) $
Consumer Banking
  Auto 951 $                 761 $                 (190) $
  Other Consumer Banking 290 357 67
Total Consumer Banking 1,242 $             1,118 $             (124) $
Commercial Banking 414 $                 671 $                 256 $
Other 183 $                 160 $                 (24) $
Total Allowance 4,482 $             4,513 $             31 $
Commercial Lending Allowance as % of Non-
Performing Loans
59%
85%
71%
108%
0%
50%
100%
150%
200%
Q308 Q408 Q109 Q209 Q309
Commercial Allowance
excluding Small
Ticket CRE
$MM

October 22, 2009
Average cost of funds declined in the quarter while asset yields rose
Average Earning Assets
Weighted Avg
Asset Yield 8.33% 8.33% 9.06%
9.0
5.3
34.2
37.5
37.4
63.3
65.9
69.2
8.3
8.6
8.4
30.5
29.5
30.1
43.0
41.3
36.5
6.6
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Q109 Q209 Q309
Domestic Card
Commercial
Int’l Card
Consumer
$B
Securities
Average Interest-Bearing Liabilities
26%
26%
26%
9%
10%
9%
65%
64%
65%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q109 Q209 Q309
Securitization
Interest
Bearing
Deposits
Other
Cost of Interest
Bearing Liabilities 2.76%     2.40% 2.28%
Total Cost of Funds 2.58% 2.24% 2.12%
Other

October 22, 2009
Margins as % of Managed Assets
Efficiency Ratio
Margins improved in the quarter
Revenue
Margin
Net Interest
Margin
9.38%
8.65%
7.99%
8.65%
9.96%
6.06%
5.87%
6.43%
6.17%
7.01%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
Q308 Q408 Q109 Q209 Q309
38.4%
45.3%
46.3%
47.9% 42.6%
0%
10%
20%
30%
40%
50%
60%
Q308 Q408 Q109 Q209 Q309

October 22, 2009
Our low risk investment portfolio continues to provide balance sheet flexibility
$MM
Treasuries/Agencies
Agency MBS
Non-Agency MBS
ABS
CMBS
Other
Total
September 30, 2009
Book
Value
Net Unrealized
Gain/(Loss)
$   839 39
26,998 678
2,882 (535)
6,206 155
- -
425 6
$37,350 $343
June 30, 2009
Book
Value
Net Unrealized
Gain/(Loss)
$     892 38
26,414 547
3,263 (924)
5,900 97
1,054 (56)
443 (1)
$37,966 $(299)

October 22, 2009
Tangible Common Equity + Allowance to
Tangible Managed Assets
Tier 1 Capital to
Risk Weighted Assets
11.4%
9.7%
0%
2%
4%
6%
8%
10%
12%
Q109 Q209 Q309
Our capacity to absorb risk continues to rise
Other
Tier 1
Common
TARP
8.5%
0%
2%
4%
6%
8%
10%
12%
Q109 Q209 Q309
4.8%
5.7%
6.2%
Allowance
TCE
7.0%
7.9%
8.5%
11.8%

October 22, 2009
Capital One delivered a profit from continuing operations of $469MM
Net Income from Continuing Operations ($MM)
Credit Card
Domestic
International
SUBTOTAL
Commercial Banking
Consumer Banking
Total Company
Q209
$ 166.9
5.7
172.6
29.8
89.8
$ 230.2
Other (62.0)
Q309
$ 289.7
2.0
291.7
(130.2)
184.6
$ 469.2
123.1
Q308
$ 344.2
12.3
356.5
72.1
33.2
$ 385.8
(76.0)

October 22, 2009
The Domestic Credit Card business continues to deliver profits, despite declining loan balances
15.09%
13.81%
14.46%
15.42%
16.76%
0%
5%
10%
15%
20%
Q308 Q408 Q109 Q209 Q309
$61,892
$64,760
$67,015
$70,945
$69,362
$70,369
$73,399
$75,085
$79,665
$79,616
0
10
20
30
40
50
60
70
80
90
100
Q308 Q408 Q109 Q209 Q309
Int’l
Domestic
Domestic
Loans Held for Investment Domestic Card Revenue Margin
$MM

October 22, 2009
International Card experienced modest improvement in credit, while
Domestic Card credit worsened
7.08%
8.39%
9.23%
6.13%
9.64%
4.78%
4.20%
5.08%
4.77%
5.38%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q308 Q408 Q109 Q209 Q309
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
5.84%
7.30%
9.32%
5.90%
9.19%
5.51%
5.24%
6.25%
6.69%
6.63%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q308 Q408 Q109 Q209 Q309
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Domestic Card Credit International Card Credit

October 22, 2009
Commercial Banking loans declined modestly, while deposits grew
29,416
28,608
29,545
30,497
30,105
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
Q308 Q408 Q109 Q209 Q309
17,761
17,021
16,046
17,153
15,103
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
Q308 Q408 Q109 Q209 Q309
Loans Held for
Investment Yield 5.82%             5.72%               4.92%              4.97% 5.01%
Deposit Interest
Expense Rate 1.75%             1.42%               0.92%             0.77%              0.75%
Average Loans Held for Investment Average Deposits
$MM $MM

October 22, 2009
Continuing economic deterioration drove worsening credit trends and a significant allowance build in Commercial Banking
0.82%
0.56%
0.89%
0.16%
1.42%
1.41%
1.03%
1.95%
2.46%
2.83%
0%
1%
2%
3%
4%
5%
Q308 Q408 Q109 Q209 Q309
Total Commercial Banking ($29.9 B)
Non Performing
Asset Rate
Charge-off Rate
Commercial & Multi Family ($13.9 B)
1.37%
2.68%
1.16%
0.92%
0.14%
0.63%
1.07%
1.21%
2.16%
2.00%
0%
1%
2%
3%
4%
5%
Middle Market ($10.0 B)
Q308 Q408 Q108 Q209 Q309
Q308 Q408 Q109 Q209 Q309
Non Performing
Asset Rate
Charge-off Rate
0.81%
0.45%
0.80%
0.16%
1.08%
0.89%
0.67%
1.37%
1.77%
2.08%
0%
1%
2%
3%
4%
5%
Q308 Q408 Q109 Q209 Q309
Total Commercial Banking
Excluding Small Ticket CRE ($27.5 B)
0.56%
0.15%
0.47%
0.58%
0.07%
1.26%
1.16%
0.57%
0.43%
0.26%
0%
1%
2%
3%
4%
5%
Non Performing
Asset Rate
Charge-off Rate
Non Performing
Asset Rate
Charge-off Rate

October 22, 2009
Consumer Banking delivered gains in revenue and profits, even as loans and deposits declined modestly
41,308
43,044
36,543
38,824
37,535
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Q308 Q408 Q109 Q209 Q309
73,284
74,321
62,730
57,035
60,748
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
70,000
75,000
80,000
Q308 Q408 Q109 Q209 Q309
Loans Held for
Investment Yield   9.19%            9.22%             9.09%     8.52%              9.50%
Deposit Interest
Expense Rate        2.39%            2.45%              2.04%   1.76%             1.58%
Average Loans Held for Investment Average Deposits
$MM $MM

October 22, 2009
The Mortgage Portfolio and the Auto Finance business were the key drivers of Consumer Banking credit results and profitability
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Mortgage Credit Auto Credit
0.45%
0.42%
0.46%
0.43%
0.68%
0.82%
1.57%
1.91%
0.97%
1.15%
0%
1%
2%
3%
4%
5%
Q308 Q408 Q109 Q209 Q309
4.38%
4.99%
5.67%
3.65%
4.88%
9.52%
8.89%
7.48%
9.90%
9.31%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q308 Q408 Q109 Q209 Q309
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate